                                                                    Exhibit a(2)
                             LETTER OF TRANSMITTAL

                      TO TENDER SHARES OF CAPITAL STOCK OF

                               CHEMED CORPORATION

                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED DECEMBER 23, 1999

THE EXCHANGE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 21, 2000, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                TO: NORWEST BANK MINNESOTA, N.A., EXCHANGE AGENT

                    BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:
          NORWEST BANK MINNESOTA, N.A.                       NORWEST BANK MINNESOTA, N.A.
                 P.O. BOX 64858                            161 NORTH CONCORD EXCHANGE STREET
         ST. PAUL, MINNESOTA 55164-0858                  SOUTH ST. PAUL, MINNESOTA 55075-1139
      ATTENTION: REORGANIZATION DEPARTMENT               ATTENTION: REORGANIZATION DEPARTMENT

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be delivered with it or (b) unless an Agent's Message (as defined in the Offering Circular dated December 23, 1999 (the "Offering Circular")) is utilized, Shares are being delivered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") as set forth under the "The Exchange Offer -- Procedures for Tendering Shares" in the Offering Circular.

     Holders whose certificates for Shares are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Exchange Agent before the Expiration Date (as defined in the Offering Circular) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth under "The Exchange Offer -- Procedures for Tendering Shares" in the Offering Circular. See Instruction 2.

     DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                         (SEE INSTRUCTIONS 2, 3 AND 4)

---------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                            SHARES TENDERED
                      CERTIFICATE(S))                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                      SHARES           NUMBER OF
                                                                CERTIFICATE       REPRESENTED BY         SHARES
                                                                 NUMBER(S)*      CERTIFICATE(S)*       TENDERED**
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 [ ] PLEASE CHECK HERE IF CERTIFICATE(S) FOR PART OR ALL OF
                   YOUR SHARES HAVE BEEN
  LOST, STOLEN, MISPLACED OR DESTROYED. SEE INSTRUCTION 2.      TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------
 *  NEED NOT BE COMPLETED IF SHARES ARE DELIVERED BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATES DELIVERED TO THE
    EXCHANGE AGENT ARE BEING TENDERED. SEE INSTRUCTION 4.
---------------------------------------------------------------------------------------------------------------------

IF YOU ARE A PARTICIPANT IN THE DIVIDEND REINVESTMENT PLAN, THE NUMBER OF SHARES ON THE LABEL AFFIXED TO THIS LETTER OF TRANSMITTAL INCLUDES SHARES HELD BY YOU IN THE DIVIDEND REINVESTMENT PLAN, IF ANY. IN ORDER TO TENDER ANY SHARES IN THE DIVIDEND REINVESTMENT PLAN, YOU MUST FILL OUT THE BOX BELOW.
-----------------------------------------------------------------------------

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 12)

This section is to be completed ONLY by participants in the Dividend Reinvestment Plan who wish to tender Shares held in the Dividend Reinvestment Plan. Participants in the Dividend Reinvestment Plan should note that if at any time a participant's ownership of Capital Stock falls below 25 Shares, such participant will be automatically terminated from the Dividend Reinvestment Plan. Fractional Shares will not be accepted for exchange in the Exchange Offer.

[ ] Check here to instruct the Exchange Agent to tender on behalf of the undersigned ALL Shares (except fractional Shares) credited to the Dividend Reinvestment Plan account of the undersigned (including any Shares purchased after December 23, 1999 and credited to such account).

[ ] Check here to instruct the Exchange Agent to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:

    Shares:  _____________

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


                                    ODD LOTS
                              (SEE INSTRUCTION 11)
To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially and of record an aggregate of fewer than 100 Shares, including any Shares held in the Dividend Reinvestment Plan. Participants in the Dividend Reinvestment Plan should note that if at any time a participant's ownership of Capital Stock falls below 25 Shares, such participant will be automatically terminated from the Dividend Reinvestment Plan. Fractional Shares will not be accepted for exchange in the Exchange Offer. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered;

   OR

[ ] is a broker dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record owner and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

_____________________________________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: __________________________________________
    Account Number at the Book-Entry Transfer Facility: _____________________ Transaction Code Number: ________________________________________________

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of the Tendering Holder(s): ______________________________________
    Date of Execution of Notice of Guaranteed Delivery: ______________________ Name of Institution Which Guaranteed Delivery: ___________________________

    If Delivered by Book-Entry Transfer, Give

    Account Number at the Book Entry Transfer Facility: ______________________ Transaction Code Number: _________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Chemed Corporation, a Delaware corporation (the "Company"), and Chemed Capital Trust, a Delaware statutory business trust (the "Trust"), the above-described shares (the "Shares") of Capital Stock, par value $1 per share (the "Capital Stock"), of the Company, in exchange for Convertible Trust Preferred Securities representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), on the basis of one Preferred Security for each Share validly tendered and accepted for exchange, upon the terms and subject to the conditions set forth in the Offering Circular, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer"). Shares not accepted for exchange because of proration will be returned. Fractional Shares will not be accepted in the Exchange Offer. Fractional Shares resulting from proration will be rounded up or down, as appropriate, to the nearest full Share before being accepted for exchange.

     Subject to and effective upon acceptance for exchange of the Shares tendered herewith in accordance with the terms of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company and the Trust all right, title and interest in and to all the Shares tendered hereby that are exchanged pursuant to the Exchange Offer and hereby irrevocably constitutes and appoints the Exchange Agent for the Exchange Offer (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company and the Trust;

     (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that:

     (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

     (b) the tender of Shares by the undersigned complies with Rule 14e-4;

     (c) when and to the extent the Company and the Trust accept the Shares for exchange, the Company and the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (d) on request, the undersigned will execute and deliver any additional documents the Exchange Agent, the Company or the Trust deems necessary or desirable to complete the assignment, transfer and exchange of the Shares tendered hereby; and

     (e) the undersigned has read and agrees to all the terms of the Exchange Offer.

     The undersigned understands that, upon acceptance by the Company and the Trust of the Shares tendered hereby, the undersigned will be deemed to have waived all right with respect to any dividends on such Shares.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Tender Offer -- Procedures for Tendering Shares" in the Offering Circular and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company and the Trust may terminate or amend the Exchange Offer or may not be required to accept for exchange any of the Shares.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

     Unless otherwise indicated under "Special Issuance Instructions," please deliver Preferred Securities and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Preferred Securities and/or the certificate(s) evidencing any Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, please issue Preferred Securities and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for exchange in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for exchange. The undersigned recognizes that the Company and the Trust have no obligation pursuant to the "Special Issuance Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company and the Trust do not accept for exchange any of the Shares so tendered.

-----------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 8)

To be completed ONLY if certificates for Preferred Securities and/or certificates for Shares not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

Mail certificates and check to:

Name __________________________________________
                (PLEASE PRINT)

Address _______________________________________

       ________________________________________

      _________________________________________
                  ZIP CODE)

                         SPECIAL ISSUANCE INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 6, 7, AND 8)

  To be completed ONLY if certificates for Preferred Securities and/or certificates for Shares not tendered or not exchanged are to be registered and issued in the name of someone other than the undersigned.

Issue any certificates and check to:

Name __________________________________________
              (PLEASE PRINT)

Address _______________________________________

        _______________________________________
                    (ZIP CODE)

        _______________________________________
           (TAXPAYER IDENTIFICATION NUMBER)
-----------------------------------------------------------------------------

                                                                               5
-----------------------------------------------------------------------------

                                   SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Name(s) ________________________________________________________________________
                                    (PLEASE PRINT)

________________________________________________________________________________

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                                       INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Taxpayer Identification Number _________________________________________________
                                               (SEE INSTRUCTION 10)

Dated: _________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                   (PLEASE PRINT)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Dated: _________________________________________________________________________

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a holder whose tendered Shares are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments that are made to such holder or other payee with respect to Shares exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, 31% of any such cash payments to be made to the holder or other payee will be withheld. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the 31% will be withheld on all cash payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------


 SUBSTITUTE
                                               PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX    SOCIAL SECURITY NUMBER(S)
 FORM W-9                                      AT RIGHT AND CERTIFY BY SIGNING AND DATING
                                               BELOW
                                                                                                       /      /
 PAYER'S REQUEST FOR TAXPAYER                                                              -------------------------------
 IDENTIFICATION NUMBER (TIN)                                                               OR
 AND CERTIFICATION                                                                         EMPLOYER IDENTIFICATION NUMBER(S)
                                                                                                          /
                                                                                           -------------------------------
                                              --------------------------------------------------------------------------------

                                               PART II
                                               AWAITING TIN [ ]
                                               CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
                                               PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                                              NAME ---------------------------------------------------------------------------
                                                                                     (PLEASE PRINT)
                                              ADDRESS-------------------------------------------------------------------------


                                              --------------------------------------------------------------------------------
                                                                                  (INCLUDING ZIP CODE)
                                              SIGNATURE--------------------------------------------------------------------

                                              DATE---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

 -----------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, NOTWITHSTANDING THAT I HAVE CHECKED THE BOX IN PART 2 (AND COMPLETED THIS CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER), ALL REPORTABLE CASH PAYMENTS MADE TO ME BEFORE THE TIME I PROVIDE THE EXCHANGE AGENT WITH A PROPERLY CERTIFIED TAXPAYER IDENTIFICATION NUMBER WILL BE SUBJECT TO A 31% BACKUP WITHHOLDING TAX.


-------------------------------------------         -------------------------
                     SIGNATURE                              DATE
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if (a) certificates are being forwarded with it to the Exchange Agent or (b) unless an Agent's Message is utilized, delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth under "The Exchange Offer--Procedures for Tendering Shares" in the Offering Circular. Certificates for all physically delivered Shares, or a timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of all Shares delivered electronically into the Exchange Agent's account at the Book-Entry Transfer Facility, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offering Circular). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Exchange Agent before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer -- Procedures for Tendering Shares" in the Offering Circular. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution, (b) the Exchange Agent must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company and the Trust have provided with the Offering Circular and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer -- Procedures for Tendering Shares" in the Offering Circular.

     Holders of Shares whose certificates for part or all of their Shares have been lost, stolen, misplaced or destroyed must so indicate in the box entitled "Description of Shares Tendered."

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be exchanged. By executing this Letter of Transmittal (or a facsimile thereof), each tendering holder waives any right to receive any notice of the acceptance of such holder's tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to holders who deliver Shares by book-entry transfer.) If fewer than all the Shares evidenced by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered". If such Shares are exchanged, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either or both of the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Exchange Offer. All Shares represented by the certificate(s) listed and delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers; and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless Preferred Securities are to be issued and/or certificates for Shares not tendered or not exchanged are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company and the Trust of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Company and the Trust will pay any stock transfer taxes with respect to the transfer of Shares to the Trust or its order pursuant to the Exchange Offer. If, however, Preferred Securities are to be issued to, or certificates for Shares not tendered or accepted for exchange are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     7. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares will be determined by the Company and the Trust, in their sole discretion, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right to reject any or all tenders determined by them not to be in proper form or the acceptance for exchange of which may, in the opinion of counsel to the Company and the Trust, be unlawful. The Company and the Trust also reserve the absolute right to waive any of the conditions of the Exchange Offer and any defect or irregularity in the tender of any particular Shares. The interpretation of the terms and conditions of the Exchange Offer (including these instructions) by the Company and the Trust shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Trust, the Exchange Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     8. Special Issuance and Delivery Instructions. If the Preferred Securities are to be issued, or any Shares not tendered or not exchanged are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the

Preferred Securities or any certificates for Shares not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Shares Tendered", the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     9. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone numbers set forth below.

     10. Substitute Form W-9. Except as provided above under "Important Tax Information", each tendering holder is required to provide the Exchange Agent with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering holder to a $50 penalty and a 31% Federal back-up withholding tax may be imposed on the cash payments made to the holder or other payee with respect to Shares exchanged pursuant to the Exchange Offer.

     11. Odd Lots. As described in the Offering Circular, if the Company and the Trust purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any holder who owns of record or owns beneficially an aggregate of fewer than 100 Shares, including any Shares held in the Dividend Reinvestment Plan (an "Odd Lot Holder"). This preference will not be available unless the box entitled "Odd Lots" is completed. If any Shares tendered by an Odd Lot Holder are held in the Dividend Reinvestment Plan, the box entitled "Dividend Reinvestment Plan Shares" must also be completed. Participants in the Dividend Reinvestment Plan should note that if at any time a participant's ownership of Capital Stock falls below 25 Shares, such participant will be automatically terminated from the Dividend Reinvestment Plan. Fractional Shares will not be accepted for exchange in the Exchange Offer. See Instruction 12.

     12. Dividend Reinvestment Plan. If a holder of Shares desires to tender Shares credited to the holder's account under the Dividend Reinvestment Plan, the box entitled "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If such participant is an Odd Lot Holder and desires to have all of such participant's Shares purchased, the box entitled "Odd Lots" must also be completed. Participants in the Dividend Reinvestment Plan should note that if at any time a participant's ownership of Capital Stock falls below 25 Shares, such participant will be automatically terminated from the Dividend Reinvestment Plan. Fractional Shares will not be accepted for exchange in the Exchange Offer. See Instruction 11.

     If a holder tenders Shares held in the Dividend Reinvestment Plan, all such Shares (except fractional Shares) credited to such holder's account(s) (including any Shares purchased after December 23, 1999 and credited to such account(s)), will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box entitled "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering holder's account will be tendered.

     The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each holder of Shares or such holder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth below.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                           TELEPHONE: (800) 848-2998
         FROM OUTSIDE THE U.S. OR CANADA, CALL COLLECT: (212) 269-5550

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                          NORWEST BANK MINNESOTA, N.A.

          BY MAIL:                  BY HAND OR OVERNIGHT COURIER:
     NORWEST BANK MINNE              NORWEST BANK MINNESOTA, N.A.
        P.O. BOX 64               161 NORTH CONCORD EXCHANGE STREET
    ST. PAUL, MINNESOTA          SOUTH ST. PAUL, MINNESOTA 55075-1139
    ATTENTION: REORGANIZATION    ATTENTION: REORGANIZATION DEPARTMENT


                           TELEPHONE: (800) 380-1372
-------------------------------------------------------------------------
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR, THIS LETTER OF TRANSMITTAL OR THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE INFORMATION AGENT. HOLDERS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE EXCHANGE OFFER.
-------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------    ---------------------------------------------------------------
                                           GIVE THE                                                           GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT                   SOCIAL SECURITY         FOR THIS TYPE OF ACCOUNT                   IDENTIFICATION
                                           NUMBER OF --                                                       NUMBER OF --
---------------------------------------------------------------    ---------------------------------------------------------------

 1. An individual's account                The individual
 2. Two or more individuals                The actual owner
    (joint account)                        of the account or,
                                           if combined funds,
                                           any one of the
                                           individuals on the
                                           account(1)
 3. Husband and wife                       The actual owner
    (joint account)                        of the account or,
                                           if joint funds,
                                           either person(1)
 4. Custodian account of a minor           The minor(2)
    (Uniform Gift to Minors Act)
 5. Adult and minor                        The adult or,
    (joint account)                        if the minor is the
                                           only contributor,
                                           the minor(3)
 6. Account in the name of                 The ward, minor,
    guardian or committee for              or incompetent
    a designated ward, minor,              person(4)
    or incompetent person
 7. a. The usual revocable savings         The grantor-
       trust account (grantor is also      trustee(3)
       trustee)
    b. So-called trust account that is     The actual owner(3)
       not a legal or valid trust under
       State law
 8. Sole proprietorship account            The owner(5)
 9. A valid trust, estate,                 The legal entity (do
    or pension trust                       not furnish the
                                           identifying number of
                                           the personal
                                           representative or
                                           trustee unless the
                                           legal entity itself is
                                           not designated in the
                                           account title.)(3)
10. Corporate account                      The corporation
11. Religious, charitable, or              The organization
    educational organization account
12. Partnership account held in the        The partnership
    name of the business
13. Association, club or other             The organization
    tax-exempt organization
14. A broker or registered nominee         The broker or
                                           nominee
15. Account with the Department            The public entity
   of Agriculture in the name of a
   public entity (such as a State or local
   government, school district, or prison)
   that receives agricultural program
   payments

---------------------------------------------------------------         ------------------------------------------


(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) List first and circle the name of the legal trust, estate or pension trust.

(4) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(5) Show the name of the owner.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Internal Revenue Service Form SS-5, Application for Social Security Number Card or Form SS-4, Application for Employer Identification Number at your local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.

  - A financial institution.

  - An organization exempt from tax under Section 501(A), or an individual retirement plan.

  - The United States or any agency or instrumentality thereof.

  - A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

  - An international organization or any agency or instrumentality thereof.

  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  - A real estate investment trust.

  - A common trust fund operated by a bank under Section 584(a).

  - An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(1).

  - An entity registered at all times under the Investment Company Act of 1940.

  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  - Payments of patronage dividends where the amount received is not paid in money.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt interest dividends under Section 852).

  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS -- If you fail to properly include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.